Retirements, Postretirements And Other Benefit Plans	12 Months Ended
Dec. 31, 2013
Retirement, Postretirement And Other Benefit Plans [Abstract]
Retirement, Postretirement And Other Benefit Plans

NOTE 19 — RETIREMENT, POSTRETIREMENT AND OTHER BENEFIT PLANS

CIT provides various benefit programs, including defined benefit retirement and postretirement plans, and defined contribution savings incentive plans.  A summary of major plans is provided below.

Retirement and Postretirement Benefit Plans

Retirement Benefits

CIT has both funded and unfunded noncontributory defined benefit pension plans covering certain U.S. and non-U.S. employees, each of which is designed in accordance with practices and regulations in the related countries. Retirement benefits under defined benefit pension plans are based on an employee’s age, years of service and qualifying compensation.

The Company’s largest plan is the CIT Group Inc. Retirement Plan (the “Plan”), which accounts for 73.4% of the Company’s total pension projected benefit obligation at December 31, 2013.

The Company also maintains a U.S. noncontributory supplemental retirement plan, the CIT Group Inc. Supplemental Retirement Plan (the “Supplemental Plan”), for participants whose benefit in the Plan is subject to Internal Revenue Code limitations, and an executive retirement plan, which has been closed to new members since 2006.  In aggregate, these two plans account for 18.2% of the total pension projected benefit obligation at December 31, 2013.

On October 16, 2012, the Board of Directors of the Company approved amendments to freeze the benefits earned under both the Plan and the Supplemental Plan.  These actions became effective on December 31, 2012.  These changes resulted in a reduction in the pension liability, a gain to AOCI and eliminated future service cost accruals.  The freeze discontinued credit for services after December 31, 2012; however, accumulated balances under the cash balance formula will continue to receive periodic interest, subject to certain government limits.  The interest credit was 2.47%,  2.67%,  and 4.17% for the years ended December 31, 2013, 2012, and 2011, respectively.  Participants under the traditional formula accrued a benefit through December 31, 2012, after which the benefit amount was frozen, and no further credits will be earned.

Employees generally become vested in both plans after completing three years of service, or upon attaining normal retirement age, as defined.  Upon termination or retirement, vested participants under the “cash balance” formula have the option of receiving their benefit in a lump sum, deferring their payment to age 65 or converting their vested benefit to an annuity.  Traditional formula participants can only receive an annuity upon a qualifying retirement.

During 2012, CIT offered a voluntary cash out option to Plan participants who are former employees of the Company and who had not yet started to receive monthly pension benefit payments.  The payments made from the Plan in 2012 as a result of this offer totaled $19.8 million.

Postretirement Benefits

CIT provides healthcare and life insurance benefits to eligible retired employees. U.S. retiree healthcare and life insurance benefits account for 46.8% and 48.4% of the total postretirement benefit obligation, respectively. For most eligible retirees, healthcare is contributory and life insurance is non-contributory. The U.S. retiree healthcare plan pays a stated percentage of most medical expenses, reduced by a deductible and any payments made by the government and other programs. The U.S. retiree healthcare benefit includes a maximum limit on CIT’s share of costs for employees who retired after January 31, 2002. All postretirement benefit plans are funded on a pay-as-you-go basis.

On October 16, 2012, the Board of Directors of the Company approved amendments that discontinue benefits under CIT’s postretirement benefit plans.  These changes resulted in a gain to AOCI and will reduce future service cost accruals.  CIT will no longer offer retiree medical, dental and life insurance benefits to those who did not meet the eligibility criteria for these benefits by December 31, 2013.  Employees who met the eligibility requirements for retiree health insurance by December 31, 2013 will be offered retiree medical and dental coverage upon retirement.  To receive retiree life insurance, employees must have met the eligibility criteria for retiree life insurance by December 31, 2013 and must have retired from CIT on or before December 31, 2013.

Obligations and Funded Status

The following tables set forth changes in benefit obligation, plan assets, funded status and net periodic benefit cost of the retirement plans and postretirement plans:

Obligations and Funded Status (dollars in millions)

	Retirement Benefits		Post-Retirement Benefits
	2013	2012	2013	2012
Change in benefit obligation
Benefit obligation at beginning of year	$ 480.8	$ 470.3	$ 42.3	$ 50.2
Service cost (1)	0.5	14.5	0.1	0.8
Interest cost	17.8	19.9	1.6	1.9
Plan amendments, curtailments, and settlements	(1.7)	(22.4)	0.6	(9.0)
Actuarial loss/(gain)	(20.1)	41.7	(2.8)	1.2
Benefits paid	(25.3)	(44.7)	(4.7)	(4.7)
Other(2)	0.4	1.5	1.7	1.9
Benefit obligation at end of year	452.4	480.8	38.8	42.3
Change in plan assets
Fair value of plan assets at beginning of period	346.3	324.6	-	-
Actual return on plan assets	16.0	41.3	-	-
Employer contributions	21.1	24.0	3.0	3.4
Plan settlements	(1.7)	(0.2)	(0.1)	(0.7)
Benefits paid	(25.3)	(44.7)	(4.7)	(4.7)
Other(2)	0.5	1.3	1.8	2.0
Fair value of plan assets at end of period	356.9	346.3	-	-
Funded status at end of year(3)(4)	$ (95.5)	$ (134.5)	$ (38.8)	$ (42.3)

(1)

The retirement benefit plan was frozen and the post-retirement benefit plan discontinued benefits effective December 31, 2012, as such, there was no service cost incurred on those plans in the year ended December 31, 2013.

(2)	Consists of any of the following: plan participants’ contributions, termination benefits, retiree drug subsidy, and currency translation adjustments.
(3)	These amounts were recognized as liabilities in the Consolidated Balance Sheet at December 31, 2013 and 2012.
(4)

Company assets of $95.7 million and $99.2 million as of December 31, 2013 and December 31, 2012, respectively, related to the non-qualified U.S. executive retirement plan obligation are not included in plan assets but related liabilities are in the benefit obligation.

During 2013, the Company entered into a buy-in/buy-out transaction in the United Kingdom with an insurance company that is expected to result in a full buy-out of the related pension plan in 2014.  This contract did not meet the settlement requirements in ASC 715, Compensation – Retirement Benefits as of the year ended December 31, 2013 and resulted in an $8 million actuarial loss that is included in the net actuarial gain of $20.1 million as of December 31, 2013, as the plan’s pension liabilities were valued at their buy-in value basis.  The loss of $8 million will be recognized in the Statement of Operations when the transaction meets settlement accounting requirements, which is expected in 2014.

The accumulated benefit obligation for all defined benefit pension plans was $449.8 million and $477.5 million, at December 31, 2013 and 2012, respectively.  Information for those defined benefit plans with an accumulated benefit obligation in excess of plan assets is as follows:

Defined Benefit Plans with an Accumulated Benefit Obligation in Excess of Plan Assets (dollars in millions)

	December 31,
	2013	2012
Projected benefit obligation	421.4	$ 458.8
Accumulated benefit obligation	418.8	455.6
Fair value of plan assets	325.9	319.0

The net periodic benefit cost and other amounts recognized in AOCI consisted of the following:

Net Periodic Benefit Costs and Other Amounts (dollars in millions)
	Retirement Benefits			Post-Retirement Benefits
	2013	2012	2011	2013	2012	2011

Service cost	$ 0.5	$ 14.5	$ 13.0	$ 0.1	$ 0.8	$ 0.9
Interest cost	17.8	19.9	22.5	1.6	1.9	2.4
Expected return on plan assets	(18.9)	(18.4)	(20.3)	-	-	-
Amortization of prior service cost	-	-	-	(0.6)	(0.3)	-
Amortization of net loss/(gain)	1.0	2.1	-	(0.2)	(0.4)	(0.2)
Settlement and curtailment (gain)/loss	0.2	(0.6)	0.9	(0.3)	-	-
Termination benefits	-	0.3	-	-	-	-
Net periodic benefit cost	$ 0.6	$ 17.8	$ 16.1	0.6	$ 2.0	$ 3.1

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income

Net (gain)/loss	(17.1)	(2.6)	58.0	(2.5)	0.6	1.6
Prior service cost (credit)	-	-	-	-	(7.7)	-
Amortization, settlement or curtailment recognition of net gain/(loss)	(1.1)	(2.2)	(0.3)	0.1	0.4	0.2
Amortization, settlement or curtailment recognition of prior service (cost)/credit	-	-	-	1.4	0.2	-
Total recognized in OCI	(18.2)	(4.8)	57.7	(1.0)	(6.5)	1.8
Total recognized in net periodic benefit cost and OCI	$ (17.6)	$ 13.0	$ 73.8	$ (0.4)	$ (4.5)	$ 4.9

The amounts recognized in AOCI during the year ended December 31, 2013 were net gains (before taxes) of $18.2 million for retirement benefits.  The net retirement benefits AOCI gains were primarily driven by a reduction in benefit obligations of $17.1 million resulting from changes in assumptions.  The discount rate for the U.S. pension and postretirement plans increased by 100 basis points from 3.75% at December 31, 2012 to 4.75% at December 31, 2013 and accounted for the majority of the AOCI gains arising from assumption changes.

The postretirement AOCI net gains (before taxes) of $1.0 million during the year ended December 31, 2013 were primarily driven by a 75 basis point increase in the discount rate from 3.75% at December 31, 2012 to 4.50% at December 31, 2013.

The plan changes approved on October 16, 2012 resulted in plan curtailments and amendments which reduced the liability for the affected plans as indicated in the table above. Each of the amended plans was re-measured at October 1, 2012 using a discount rate of 3.75%.

The amounts recognized in AOCI during the year ended December 31, 2012 were net gains (before taxes) of $4.8 million for retirement benefits. The net retirement benefits AOCI gains were primarily driven by a reduction in benefit obligations of $20.4 million resulting from the decision to freeze benefits under certain plans, an increase in asset values of $23.8 million due to favorable asset performance, and the settlement of obligations of approximately $8.7 million as a result of the lump sum cash out offering. These gains were largely offset by changes in assumptions, which resulted in an increase in plan obligations of approximately $48.1 million.

The postretirement AOCI net gains (before taxes) of $6.5 million during the year ended December 31, 2012 were primarily driven by the reduction in benefit obligations of $8.3 million primarily due to the discontinuation of benefits under certain plans, partially offset by the impacts of assumption changes of approximately $1.8 million.

The discount rate for the majority of the U.S. pension and postretirement plans decreased by 75 basis points from 4.50% at December 31, 2011 to 3.75% at December 31, 2012. The decrease in the discount rate assumption represents the majority of the offset to the reduction of the pension and postretirement benefit obligations driven by plan changes.

Assumptions

Discount rate assumptions used for pension and post-retirement benefit plan accounting reflect prevailing rates available on high-quality, fixed-income debt instruments with maturities that match the benefit obligation. The rate of compensation used in the actuarial model is based upon the Company’s long-term plans for any increases, taking into account both market data and historical increases.

Expected long-term rate of return assumptions on assets are based on projected asset allocation and historical and expected future returns for each asset class. Independent analysis of historical and projected asset returns, inflation, and interest rates are provided by the Company’s investment consultants and actuaries as part of the Company’s assumptions process.

The weighted average assumptions used in the measurement of benefit obligations are as follows:

Weighted Average Assumptions	Retirement Benefits		Post-Retirement Benefits
	2013	2012	2013	2012
Discount rate	4.59%	3.80%	4.50%	3.74%
Rate of compensation increases	3.03%	3.03%	(1)	3.00%
Health care cost trend rate
Pre-65	(1)	(1)	7.40%	7.60%
Post-65	(1)	(1)	7.60%	7.80%
Ultimate health care cost trend rate	(1)	(1)	4.50%	4.50%
Year ultimate reached	(1)	(1)	2029	2029

The weighted average assumptions used to determine net periodic benefit costs for the years ended December 31, 2013 and 2012 are as follows:

Weighted Average Assumptions	Retirement Benefits		Post-Retirement Benefits
	2013	2012	2013	2012
Discount rate	3.81%	4.30%	3.86%	4.31%
Expected long-term return on plan assets	5.57%	5.56%	(1)	(1)
Rate of compensation increases	3.03%	3.00%	3.00%	3.00%
(1)	Not applicable

Healthcare rate trends have a significant effect on healthcare plan costs. The Company uses both external and historical data to determine healthcare rate trends. An increase (decrease) of one-percentage point in assumed healthcare rate trends would increase (decrease) the postretirement benefit obligation by $1.2 million and ($1.0 million), respectively. The service and interest cost are not material.

Plan Assets

CIT maintains a “Statement of Investment Policies and Objectives” which specifies guidelines for the investment, supervision and monitoring of pension assets in order to manage the Company’s objective of ensuring sufficient funds to finance future retirement benefits. The asset allocation policy allows assets to be invested between 15% to 35% in Equities, 35% to 65% in Fixed-Income, 15% to 25% in Global Asset Allocations, and 5% to 10% in Hedge Funds.  The asset allocation follows a Liability Driven Investing (“LDI”) strategy.  The objective of LDI is to allocate assets in a manner that their movement will more closely track the movement in the benefit liability.  The policy provides specific guidance on asset class objectives, fund manager guidelines and identification of prohibited and restricted transactions. It is reviewed periodically by the Company’s Investment Committee and external investment consultants.

Members of the Investment Committee are appointed by the Chief Executive Officer and include the Chief Financial Officer as the committee Chairman, and other senior executives.

There were no direct investments in equity securities of CIT or its subsidiaries included in pension plan assets in any of the years presented.

Plan investments are stated at fair value. Common stock traded on security exchanges as well as mutual funds and exchange traded funds are valued at closing market prices; when no trades are reported, they are valued at the most recent bid quotation (Level 1). Investments in common/collective trusts are carried at fair value based upon net asset value (“NAV”) (Level 2). Funds that invest in alternative assets that do not have quoted market prices are valued at estimated fair value based on capital and financial statements received from fund managers (Level 3).  Given the valuation of Level 3 assets is dependent upon assumptions and expectations, management, with the assistance of third party experts, periodically assesses the controls and governance employed by the investment firms that manage Level 3 assets.

The tables below set forth asset fair value measurements.

Fair Value Measurements (dollars in millions)

December 31, 2013	Level 1	Level 2	Level 3	Total Fair Value
Cash	$ 0.2	$ -	$ -	$ 0.2
Mutual Fund	70.4	-	-	70.4
Common Collective Trust	-	179.3	-	179.3
Common Stock	18.1	-	-	18.1
Exchange Traded Funds	21.2	-	-	21.2
Short Term Investment Fund	-	4.1	-	4.1
Partnership	-	-	9.7	9.7
Hedge Fund	-	-	22.9	22.9
Insurance Contracts	-	-	31.0	31.0
	$ 109.9	$ 183.4	$ 63.6	$ 356.9

December 31, 2012	Level 1	Level 2	Level 3	Total Fair Value
Cash	$ 0.3	$ -	$ -	$ 0.3
Mutual Fund	62.7	-	-	62.7
Common Collective Trust	-	183.0	-	183.0
Common Stock	23.3			23.3
Exchange Traded Funds	19.6		-	19.6
Short Term Investment Fund	-	5.5	-	5.5
Partnership	-	-	10.5	10.5
Hedge Fund	-	-	13.9	13.9
Unitized Insurance Fund	-	27.2	-	27.2
Insurance Contracts	-	-	0.3	0.3
	$ 105.9	$ 215.7	$ 24.7	$ 346.3

Certain reclassifications were made to prior year investment classifications and fair value levels to conform to the current year presentation.

The table below sets forth changes in the fair value of the Plan’s Level 3 assets for the year ended December 31, 2013:

Fair Value of Level 3 Assets (dollars in millions)	Total	Partnership	Hedge Funds	Insurance Contracts
December 31, 2012	$ 24.7	$ 10.5	$ 13.9	$ 0.3
Realized and Unrealized Gains (Losses)	1.1	(0.8)	1.9	-
Purchases, sales, and settlements, net	37.8	-	7.1	30.7
December 31, 2013	$ 63.6	$ 9.7	$ 22.9	$ 31.0
Change in Unrealized Gains (Losses) for Investments still held at December 31, 2013	$ 1.0	$ (0.8)	$ 1.8	$ -

Contributions

The Company’s policy is to make contributions so that they exceed the minimum required by laws and regulations, are consistent with the Company’s objective of ensuring sufficient funds to finance future retirement benefits and are tax deductible. CIT currently expects to contribute $22.0 million to the U.S. Retirement Plan during 2014.  For all other plans, CIT currently expects to contribute $10.0 million during 2014.

Estimated Future Benefit Payments

The following table depicts benefits projected to be paid from plan assets or from the Company’s general assets calculated using current actuarial assumptions. Actual benefit payments may differ from projected benefit payments.

Projected Benefits (dollars in millions)
For the years ended December 31,	Retirement Benefits	Gross Postretirement Benefits	Medicare Subsidy
2014	26.3	3.5	0.4
2015	26.4	3.4	0.4
2016	26.3	3.3	0.4
2017	25.9	3.3	0.4
2018	26.5	3.2	0.5
2019-2023	136.1	14.1	1.2

Savings Incentive Plan

CIT has a number of defined contribution retirement plans covering certain of its U.S. and non-U.S. employees designed in accordance with conditions and practices in the respective countries. The U.S. plan, which qualifies under section 401(k) of the Internal Revenue Code, is the largest and accounts for 87% of the Company’s total defined contribution retirement expense for the year ended December 31, 2013. Generally, employees may contribute a portion of their eligible compensation, as defined, subject to regulatory limits and plan provisions, and the Company matches these contributions up to a threshold. On October 16, 2012, the Board of Directors of the Company approved plan enhancements which provide participants with additional company contributions in the plan effective January 1, 2013.  The cost of these plans totaled  $24.9 million, $16.9 million and $15.1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Stock-Based Compensation

In December 2009, the Company adopted the Amended and Restated CIT Group Inc. Long-Term Incentive Plan (the “LTIP”), which provides for grants of stock-based awards to employees, executive officers and directors, and replaced the Predecessor CIT Group Inc. Long-Term Incentive Plan (the “Prior Plan”). The number of shares of common stock that may be issued for all purposes under the LTIP is 10,526,316.

Compensation expense related to equity-based awards are measured and recorded in accordance with ASC 718,  Stock Compensation.  The fair value of equity-based and stock purchase equity awards are measured at the date of grant using a Black-Scholes option pricing model, and the fair value of restricted stock and unit awards is based on the fair market value of CIT’s common stock on the date of grant. Compensation expense is recognized over the vesting period (requisite service period), which is generally three years for stock options and restricted stock/units, under the graded vesting method, whereby each vesting tranche of the award is amortized separately as if each were a separate award. Valuation assumptions for new equity awards are established at the start of each fiscal year.

Operating expenses includes $52.5 million of compensation expense related to equity-based awards granted to employees or members of the Board of Directors for the year ended December 31, 2013, including $52.3 million related to restricted and retention stock and unit awards and the remaining related to stock purchases.    Compensation expense related to equity-based awards included $41.9 million in 2012 and $24.8 million in 2011, respectively.

Stock Options

Stock options were not significant and no stock options were granted during 2013, 2012 and 2011.

Employee Stock Purchase Plan

In December 2010, the Company adopted the CIT Group Inc. 2011 Employee Stock Purchase Plan (the “ESPP”), which was approved by shareholders in May 2011.  Eligibility for participation in the ESPP includes employees of CIT and its participating subsidiaries who are customarily employed for at least 20 hours per week, except that any employees designated as highly compensated are not eligible to participate in the ESPP. The ESPP is available to employees in the United States and to certain international employees. Under the ESPP, CIT is authorized to issue up to 2,000,000 shares of common stock to eligible employees. Eligible employees can choose to have between 1% and 10% of their base salary withheld to purchase shares quarterly, at a purchase price equal to 85% of the fair market value of CIT common stock on the last business day of the quarterly offering period. The amount of common stock that may be purchased by a participant through the ESPP is generally limited to $25,000 per year. A total of 25,490 and 29,609 shares were purchased under the plan in 2013 and 2012, respectively.

Restricted Stock / Performance Units

Under the LTIP, Restricted Stock Units (“RSUs”) are awarded at no cost to the recipient upon grant.  RSUs are generally granted annually at the discretion of the Company, but may also be granted during the year to new hires or for retention or other purposes.  RSUs granted to employees and restricted stock granted to members of the Board during 2013 and 2012 generally were scheduled to vest either one third per year for three years or 100% after three years. Certain vested stock awards were scheduled to remain subject to transfer restrictions through the first anniversary of the grant date for members of the Board who elected to receive stock in lieu of cash compensation for their retainer.  Vested stock salary awards granted to a limited number of executives were scheduled to remain subject to transfer restrictions through the first and/or third anniversaries of the grant date.  Certain RSUs granted to directors, and in limited instances to employees, are designed to settle in cash and are accounted for as “liability” awards as prescribed by ASC 718. The values of these cash-settled RSUs are re-measured at the end of each reporting period until the award is settled.

During 2013 and 2012, Performance Stock Units (“PSUs”) were awarded to certain senior executives.  The awards become payable only if CIT achieves certain growth and margin targets over a three-year performance period.  PSU share payouts may increase or decrease from the target grant based on performance against these pre-established performance measures, with the actual number of shares ranging from 0% to a maximum of 150% of the target grant for PSUs granted in 2013, and a maximum of 200% of the target grant for PSUs granted in 2012.  Both performance measures have a minimum threshold level of performance that must be achieved to trigger any payout; if the threshold level of performance is not achieved for either performance measure, then no portion of the PSU target will be payable.  Achievement against either performance measures is calculated independently of the other performance measure and each measure is weighted equally.

The fair value of restricted stock and RSUs that vested and settled in stock during 2013 and 2012 was $38.6 million and $10.8 million, respectively. The fair value of RSUs that vested and settled in cash during 2013 and 2012 was $0.4 million in both periods.

The following tables summarize restricted stock and RSU activity for 2013 and 2012:

Stock and Cash-Settled Awards Outstanding	Stock-Settled Awards		Cash-Settled Awards
December 31, 2013	Number of Shares	Weighted Average Grant Date Value	Number of Shares	Weighted Average Grant Date Value
Unvested at beginning of period	1,883,292	$ 40.15	9,677	$ 39.56
Vested / unsettled Stock Salary at beginning of period	114,119	38.20	3,247	39.05
PSUs - granted to employees	111,046	42.55	-	-
RSUs - granted to employees	1,015,861	42.76	-	-
RSUs - granted to directors	23,551	44.27	2,549	44.14
Forfeited / cancelled	(40,697)	41.62	-	-
Vested / settled awards	(872,643)	39.81	(7,800)	39.31
Vested / unsettled Stock Salary Awards	(15,066)	41.46	(2,165)	39.05
Unvested at end of period	2,219,463	$ 41.51	5,508	$ 41.93

December 31, 2012
Unvested at beginning of period	979,393	$ 42.40	13,964	$ 40.12
Vested / unsettled Stock Salary at beginning of period	72,238	39.27	-	-
PSUs - granted to employees	106,511	41.31	-	-
RSUs - granted to employees	1,130,494	38.90	8,117	39.05
RSUs - granted to directors	30,409	35.84	1,815	35.80
Forfeited / cancelled	(56,735)	40.28	-	-
Vested / settled awards	(264,899)	43.68	(10,972)	39.42
Vested / unsettled Stock Salary Awards	(114,119)	38.20	(3,247)	39.05
Unvested at end of period	1,883,292	$ 40.15	9,677	$ 39.56